Exhibit 10.16

WAIVER AND AMENDMENT NO. 5 TO
LOAN AND SECURITY AGREEMENT

                    This WAIVER AND AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of March 18, 2009 and is entered into by and between WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation (“Borrower Representative”), and GREYSTONE IFUNDING CORPORATION, a Virginia corporation, successor in interest to Greystone Business Credit II, L.L.C. (“Lender”).

WITNESSETH:

                    WHEREAS, Borrower Representative, Wilmington Trust Company and George Jeff Mennen as co-trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen (the “Mennen Trust”; and together with Borrower Representative, the “Borrowers” and each, a “Borrower”), and Lender are parties to that certain Loan and Security Agreement dated as of October 12, 2007 (as heretofore or hereinafter amended, modified and supplemented from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement);

                    WHEREAS, certain Events of Default exist under the Loan Agreement, as described on Exhibit A attached hereto (the “Existing Events of Default”);

                    WHEREAS, Borrowers have requested that Lender waive the Existing Events of Default and Lender has agreed to waive the Existing Events of Default, subject to the terms and conditions contained herein; and

                    WHEREAS, Borrowers have requested that Lender amend the Loan Agreement in certain respects as set forth herein and Lender has agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein;

                    NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    1. Waiver. Subject to the satisfaction of the conditions set forth in Section 3 hereof and in reliance upon the representations and warranties set forth in this Amendment, Lender hereby waives the Existing Events of Default. The foregoing is a limited waiver and shall not constitute a waiver of any other Events of Default or Defaults that are now in existence or that may hereafter occur.

                    2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations set forth in Section 4 below, the Loan Agreement is amended as follows:

                     (a) The Loan Agreement is hereby amended by inserting the following legend immediately before the title on the first page of the Loan Agreement:

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY AND ANY SECURITY INTERESTS OR OTHER LIENS SECURING SUCH OBLIGATIONS ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF MARCH 18, 2009 BETWEEN WILMINGTON TRUST COMPANY AND GEORGE JEFF MENNEN AS CO-TRUSTEES U/A/D NOVEMBER 25, 1970, AS AMENDED FOR THE BENEFIT OF JOHN HENRY MENNEN (“JUNIOR LENDER) AND GBC FUNDING, LLC (“SENIOR LENDER”), TO THE INDEBTEDNESS OWED TO SENIOR LENDER, AND TO THE SECURITY INTERESTS AND LIENS SECURING SUCH INDEBTEDNESS, PURSUANT TO AND IN CONNECTION WITH THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF JANUARY 25, 2008 AMONG WAVE2WAVE COMMUNICATIONS, INC., RNK, INC., AND SENIOR LENDER, AS SUCH LOAN AND SECURITY AGREEMENT MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

                    (b) The preamble to the Loan Agreement is hereby amended by deleting the reference to “Greystone Business Credit II, L.L.C. (“Lender”)” and inserting a reference to “Greystone Funding Corporation (and its successors and assigns, “Lender”)”in lieu thereof.

                    (c) Section 2.2(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                    [Intentionally Omitted]

                    (d) Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                    [Intentionally Omitted]

                    (e) Section 7.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          7.4 Effect of Termination. No termination shall affect or impair any right or remedy of Lender or relieve any Borrower of any of the Obligations until all of the monetary Obligations have been indefeasibly paid in full. Upon indefeasible payment and performance in full of all of the monetary Obligations and termination of this Agreement, Lender shall promptly deliver to Borrower Representative termination statements, requests for reconveyances and such other documents as may be reasonably required to terminate Lender’s security interests in the Collateral.

                    (f) Clause (vi) of Section 8.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (vi) the occurrence of any default beyond applicable grace or cure periods under any financing agreement, security agreement or other agreement, instrument or document (other than the Revolving Loan Documents) executed and delivered by (A) Wave2Wave with respect to the Seller Notes, (B) any Borrower or any Obligor with, or in favor of, any Person other than Lender or with respect to indebtedness in excess of $250,000 either comprising a payment default or any other default entitling the holder of such obligation to accelerate such indebtedness or (C) any Borrower, any Obligor or any other Affiliate of any Borrower with, or in favor of, Lender or any Affiliate of Lender (provided that for purposes of this clause (C), Affiliates of any Borrower shall not include managers, directors, officers or employees of such Borrower);

                    (g) Clause (xiv) of Section 8.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                    [Intentionally Omitted]

                    (h) The defined terms “Amendment No. 3 Fee”, “Revolving Control Agreement” and “Revolving Joinder Agreement” is hereby deleted from Schedule B to the Loan Agreement.

                    3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent, each to be in form and substance satisfactory to Lender:

                    (a) Lender shall have received a fully executed copy of the Consent and Reaffirmation attached hereto;

                    (b) Lender shall have received each agreement, document and instrument requested by Lender in connection with this Amendment;

                    (c) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation and execution of this Amendment;

                    (d) all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                    (e) no Default or Event of Default shall have occurred and be continuing except for the Existing Events of Default.

                    4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrowers, jointly and severally, represent and warrant to Lender that:

                    (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower and that this Amendment has been duly executed and delivered by each Borrower;

                    (b) each of the representations and warranties set forth in Section 5 of the Loan Agreement, are true and correct in all material respects as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date); and

                    (c) no Default or Event of Default has occurred and is continuing except for the Existing Events of Default.

                    5. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above

                    6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                    7. References. Any reference to the Loan Agreement contained in any document, instrument or Loan Agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.

                    8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                    9. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

                    10. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of laws other than those of the state of New York. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Signature Page Follows]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Borrower Representative:	Lender:
WAVE2WAVE COMMUNICATIONS INC.	GREYSTONE FUNDING CORPORATION

By: /s/ Steve Asman	By: /s/ Illegible
Steve Asman	Illegible
President	Authorized Signatory

Signature Page to Waiver and Amendment No. 5 to Loan and Security Agreement

EXHIBIT A

Existing Events of Default

•

Event of Default under Section 8.1(iii) of the Loan Agreement for Borrower Representative’s failure to be substantially in conformance with the financial projections previously delivered to Lender as required in Section 8(a) of Schedule A to the Loan Agreement for the fiscal quarter ending on December 31, 2008

•

Event of Default under Section 8.1(iii) of the Loan Agreement for Borrowers’ failure to timely comply with the covenants in Section 1 of the Waiver and Amendment No. 3 to Loan and Security Agreement dated September 19, 2008 among Borrowers and Lender

•	Event of Default under Section 8.1(xiv) of the Loan Agreement as a result of existing Events of Default (as defined in the Revolving Loan Agreement) under the Revolving Loan Agreement

•

Event of Default under Section 8.1(vi)(A) of the Loan Agreement as a result of Events of Default under the Seller Notes, relating to (i) those certain payments that were due under the Seller Notes but not made by the Borrower Representative on November 10, 2008 and February 10, 2009 and (ii) Section 3(a)(iii) of the Seller Notes in connection with the cross defaults to the Seller Notes related to the Existing Events of Default

Signature Page to Waiver and Amendment No. 5 to Loan and Security Agreement

CONSENT AND REAFFIRMATION

                    Each of the undersigned (each a “Guarantor” and collectively the “Guarantors” hereby (i) acknowledges receipt of a copy of the foregoing Waiver and Amendment No. 5 to Loan and Security Agreement (the “Amendment”) between Wave2Wave Communications, Inc., a Delaware corporation and Greystone Funding Corporation; (ii) consents to Borrower Representatives execution and delivery of the Amendment and (iii) reaffirms its obligations under the Corporate Guaranty dated as of October 12, 2007 (the “Guaranty”) and the other loan documents executed in connection therewith. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Lender has no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

                    Each of the undersigned further agrees that after giving effect to the Amendment, the Guaranty shall remain in full force and effect.

                    IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

WAVE2WAVE VOIP COMMUNICATIONS, LLC
By: /s/ Steve Asman
Steve Asman
President

WAVE2WAVE DATA COMMUNICATIONS, LLC
By: /s/ Steve Asman
Steve Asman
President

WAVE2WAVE COMMUNICATIONS, MIDWEST
REGION LLC
By: /s/ Steve Asman
Steve Asman
President

RNK, INC.
By: /s/ Eric Mann
Eric Mann
Treasurer

RNK VA, LLC
By: /s/ Eric Mann
Eric Mann
Treasurer

Consent and Reaffirmation to Waiver and Amendment No. 5 to Loan and Security Agreement